UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          November 7, 2002
                                                 -------------------------------



MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement relating to the MASTR Alternative Loan Trust 2002-3 Mortgage Pass-Through Certificates, Series 2002-3)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                  333-98155                06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                10019
--------------------------------------------------------------------------------
   (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code        (212) 713-2000
                                                   -----------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Collateral Term Sheets, Structural Term Sheets and Computational Materials (as such terms are defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by UBS Warburg LLC, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                Description
-----------------          -----------
      99                   Structural Term Sheets, Collateral Term Sheets and
                           Computational Materials prepared by UBS Warburg LLC in connection with MASTR Alternative Loan Trust
                           2002-3 Mortgage Pass-Through Certificates,
                           Series 2002-3

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


November 8, 2002

                                   By:  /s/ Peter Ma
                                      ----------------------------------------
                                      Name:  Peter Ma
                                      Title: Director

                                   By:  /s/ Eric Daouphars
                                      ----------------------------------------
                                      Name:  Eric Daouphars
                                      Title: Director

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

    99                  Structural Term Sheets,                         E
                        Collateral Term Sheets and
                        Computational Materials
                        prepared by UBS Warburg LLC
                        in connection with MASTR
                        Alternative Loan Trust
                        2002-3 Mortgage Pass-Through
                        Certificates, Series 2002-3